UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2022

APA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40144	86-1430562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Post Oak Boulevard, Suite 100

Houston, Texas 77056-4400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.625 par value	APA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2022, the Board of Directors (the “Board”) of APA Corporation (“APA”) appointed David L. Stover to the Management Development and Compensation (“MD&C”) Committee of the Board and appointed Juliet S. Ellis as the chair of the MD&C Committee.

As a result, the current membership of the Board and each committee of the Board is as follows:

Name	Board	Audit	Corporate Responsibility, Governance, and Nominating	Management Development and Compensation
Annell R. Bay	●		Chair	●
John J. Christmann IV, CEO & President	●
Juliet S. Ellis	●		●	Chair
Charles W. Hooper	●		●	●
Chansoo Joung	●	Chair	●
John E. Lowe, Non-Executive Chair	Chair
H. Lamar McKay	●		●	●
Amy H. Nelson	●	●	●
Daniel W. Rabun	●	●	●
Peter A. Ragauss	●	●
David L. Stover	●			●

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of APA held on May 13, 2022, there were 342,181,612 shares of APA common stock, par value $0.625 per share, eligible to vote, of which 289,390,296 shares, or 84.57 percent, were voted.

The matters voted upon, the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below:

•

Election of Directors. The following nominees for directors were elected to serve one-year terms expiring at the 2023 annual meeting of shareholders, by the majority of shares voted, excluding abstentions:

Nominee	For	Against	Abstentions	Broker Non-Votes
Annell R. Bay	220,778,763	35,467,016	381,551	32,762,966
John J. Christmann IV	254,697,332	1,546,914	383,084	32,762,966
Juliet S. Ellis	248,640,214	7,596,202	390,915	32,762,966
Charles W. Hooper	252,778,029	3,445,256	404,045	32,762,966
Chansoo Joung	248,692,621	7,520,531	414,178	32,762,966
John E. Lowe	249,009,286	6,838,840	779,204	32,762,966
H. Lamar McKay	248,255,281	7,974,595	397,454	32,762,966
Amy H. Nelson	250,920,303	5,337,394	369,634	32,762,966
Daniel W. Rabun	250,428,814	5,806,427	392,089	32,762,966
Peter A. Ragauss	254,823,824	1,410,836	392,670	32,762,966
David L. Stover	255,211,551	1,016,151	399,628	32,762,966

•

Ratification of Appointment of Independent Auditor. The appointment of Ernst & Young LLP as APA’s independent auditor for fiscal year 2022 was ratified by the majority of shares voted, including abstentions:

For	Against	Abstentions	Broker Non-Votes
285,025,026	3,864,728	500,543	0

•

Non-Binding Advisory Vote on Executive Compensation. In a non-binding advisory vote to approve the compensation of APA’s named executive officers as disclosed in APA’s 2022 proxy statement (commonly known as “say on pay”), the compensation of APA’s named executive officers was approved by the majority of shares voted, including abstentions:

For	Against	Abstentions	Broker Non-Votes
178,067,136	77,876,896	683,297	32,762,966

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APA CORPORATION

Date: May 18, 2022	By:	/s/ Rajesh Sharma
Rajesh Sharma
Corporate Secretary